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                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 8, 1998


                      HAVEN BANCORP, INC.
    (Exact name of registrant as specified in its charter)


                          DELAWARE
 (State or other jurisdiction of incorporation or organization)


                          000-21628
                    (Commission File Number)


                          11-3153802
             (I.R.S. Employer Identification No.)


         615 MERRICK AVENUE, WESTBURY, NEW YORK  11590
      (Address of principal executive offices)  (Zip Code)

                        (516) 683-4100
      (Registrant's telephone number, including area code)


                        NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)











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ITEM 5. OTHER EVENTS

     On September 29, 1998, Haven Bancorp, Inc. announced that it had signed a definitive purchase agreement to purchase Century
Insurance Agency. The transaction is not subject to regulatory or shareholder approval.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)  Financial Statements of the Business Acquired.
              Not Applicable.

         (b)  Pro Forma Financial Information.
              Not Applicable.

         (c)  Exhibits.
              99.1  Press Release, dated September 29, 1998.




                        SIGNATURE


Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HAVEN BANCORP INC.
                                 (Registrant)



Date:  October 8, 1998       By:    /s/  Catherine Califano
                                    ---------------------------
                                    Catherine Califano
                                    Senior Vice President and
                                      Chief Financial Officer